Exhibit 99.1

Tidewater Reports Fourth Quarter Results and Year End Earnings For Fiscal 2010

NEW ORLEANS, LA. May 20, 2010 — Tidewater Inc. (NYSE:TDW) announced today fourth quarter net earnings for the period ended March 31, 2010, of $56.9 million, or $1.10 per share, on revenues of $260.0 million. For the same quarter last year, net earnings were $109.7 million, or $2.13 per share, on revenues of $341.6 million. For fiscal year ended March 31, 2010, net earnings were $259.5 million, or $5.02 per share, on revenues of $1,168.6 million. For the fiscal year ended March 31, 2009, net earnings were $406.9 million, or $7.89 per share, on revenues of $1,390.8 million.

Included in net earnings for the March 31, 2010 quarter are:

•

a $5.4 million ($3.5 million after-tax, or $0.07 per common share) reduction of the previously recorded “Provision for Venezuelan operations, net” as a result of net collections from insurance underwriters for the insured value of the vessels seized earlier in the fiscal year by Petroleos de Venezuela, S.A. (PDVSA) and an affiliate of PDVSA.

•	an $11.0 million ($11.0 million after-tax, or $0.21 per common share) foreign exchange gain recognized as a result of the devaluation of the Venezuelan bolivar fuerte during the quarter.
•

an $11.4 million ($11.4 million after-tax, or $0.22 per common share) charge to general and administrative expenses related to an agreement in principle the company has reached with the staff of the Securities and Exchange Commission to resolve issues associated with the previously disclosed internal investigation.

As previously announced, Tidewater will hold a conference call to discuss March quarterly and annual earnings on Thursday, May 20, 2010, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater Inc.” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on May 20, 2010, and will continue until 11:59 p.m. Central time on May 22, 2010. To hear the replay, call 1-800-642-1687 or (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 69718587.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, www.tdw.com. The online replay will be available until June 20, 2010. Upon completion of the conference call, the company will also file a Form 8-K with the SEC, which will include a transcript of the conference call.

Tidewater Inc. owns 394 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

Financial information is displayed on the next page.

TIDEWATER INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(In thousands, except share and per share data)
	Quarter Ended March 31,		Year Ended March 31,
	2010	2009	2010	2009
Revenues:
Vessel revenues	$258,656	334,133	1,138,162	1,356,322
Other marine revenues	1,340	7,484	30,472	34,513
	259,996	341,617	1,168,634	1,390,835
Costs and expenses:
Vessel operating costs	145,894	147,457	605,259	660,876
Costs of other marine revenues	1,240	6,191	27,387	29,282
Depreciation and amortization	33,541	32,780	130,184	126,231
General and administrative	44,182	34,136	149,932	136,228
Provision for Venezuelan operations, net	(5,350)	---	43,720	---
Gain on asset dispositions, net	(5,115)	(6,253)	(28,178)	(27,251)
	214,392	214,311	928,304	925,366
Operating income	45,604	127,306	240,330	465,469
Other income (expenses):
Foreign exchange gain (loss)	8,771	(1,998)	4,094	2,695
Equity in net earnings of unconsolidated companies	3,403	4,905	18,107	16,978
Interest income and other, net	2,234	2,370	6,882	7,066
Interest and other debt costs	(569)	(188)	(1,679)	(693)
	13,839	5,089	27,404	26,046
Earnings before income taxes	59,443	132,395	267,734	491,515
Income tax expense	2,530	22,669	8,258	84,617
Net earnings	$56,913	109,726	259,476	406,898

Basic earnings per common share	$1.11	2.14	5.04	7.92

Diluted earnings per common share	$1.10	2.13	5.02	7.89

Weighted average common shares outstanding	51,456,393	51,285,734	51,447,077	51,364,237
Incremental common shares from stock options	253,415	121,497	241,953	182,620
Adjusted weighted average common shares	51,709,808	51,407,231	51,689,030	51,546,857

Cash dividends declared per common share	$.25	.25	1.00	1.00

TIDEWATER INC. CONSOLIDATED BALANCE SHEETS
March 31, 2010 and 2009 (In thousands, except share and par value data)
ASSETS	2010	2009
Current assets:
Cash and cash equivalents	$223,070	250,793
Trade and other receivables, less allowance for doubtful accounts of $38,632 in 2010 and $5,773 in 2009	311,617	328,566
Marine operating supplies	44,237	48,727
Other current assets	6,703	6,365
Total current assets	585,627	634,451
Investments in, at equity, and advances to unconsolidated companies	40,614	37,221
Properties and equipment:
Vessels and related equipment	3,455,322	3,238,674
Other properties and equipment	82,007	81,689
	3,537,329	3,320,363
Less accumulated depreciation and amortization	1,283,505	1,307,038
Net properties and equipment	2,253,824	2,013,325
Goodwill	328,754	328,754
Other assets	84,538	60,053
Total assets	$3,293,357	3,073,804

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities on long-term debt	25,000	---
Accounts payable	41,673	51,530
Accrued expenses	119,485	111,153
Accrued property and liability losses	4,809	5,521
Other current liabilities	13,745	35,146
Total current liabilities	204,712	203,350
Long-term debt	275,000	300,000
Deferred income taxes	211,504	201,200
Accrued property and liability losses	12,809	8,035
Other liabilities and deferred credits	125,302	116,541

Commitments and Contingencies
Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 51,830,048 shares at March 31, 2010 and 51,696,245 shares at March 31, 2009	5,183	5,169
Additional paid-in capital	88,173	79,333
Retained earnings	2,402,575	2,194,842
Deferred compensation – restricted stock	(14,970)	(14,953)
Accumulated other comprehensive loss	(16,931)	(19,713)
Total stockholders’ equity	2,464,030	2,244,678
Total liabilities and stockholders’ equity	$3,293,357	3,073,804

TIDEWATER INC. CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended March 31, 2010 and 2009 (In thousands)	2010	2009
Operating activities:
Net earnings	$259,476	406,898
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	130,184	126,231
Provision (benefit) for deferred income taxes	569	12,889
Reversal of liabilities for uncertain tax positions	(36,110)	---
Gain on asset dispositions, net	(28,178)	(27,251)
Provision for Venezuelan operations, net	43,720	---
Equity in earnings of unconsolidated companies, less dividends	(3,336)	(10,048)
Compensation expense – stock based	8,740	10,868
Excess tax (benefit) liability on stock options exercised	(72)	555
Changes in assets and liabilities, net:
Trade and other receivables	(20,458)	(16,833)
Marine operating supplies	4,490	(2,358)
Other current assets	(338)	(1,157)
Accounts payable	(12,657)	(289)
Accrued expenses	6,119	13,280
Accrued property and liability losses	(712)	(751)
Other current liabilities	(21,889)	2,733
Other liabilities and deferred credits	(3,115)	5,369
Other, net	1,828	3,753
Net cash provided by operating activities	328,261	523,889
Cash flows from investing activities:
Proceeds from sales of assets	51,735	39,360
Proceeds from sales/leaseback of assets	101,755	---
Additions to properties and equipment	(451,973)	(473,675)
Other	1	260
Net cash used in investing activities	(298,482)	(434,055)
Cash flows from financing activities:
Principal payments on debt	---	---
Principal payments on capitalized lease obligations	---	(10,059)
Debt borrowings	---	---
Debt issuance costs	(7,712)	(65)
Proceeds from exercise of stock options	1,872	6,588
Cash dividends	(51,734)	(51,521)
Excess tax benefit (liability) on stock options exercised	72	(555)
Stock repurchases	---	(53,634)
Net cash used in financing activities	(57,502)	(109,246)
Net change in cash and cash equivalents	(27,723)	(19,412)
Cash and cash equivalents at beginning of year	250,793	270,205
Cash and cash equivalents at end of year	$223,070	250,793
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$14,951	13,967
Income taxes	$57,571	59,977

The company’s vessel revenues and vessel operating expenses and the related percentage of total vessel revenues for the quarters and the years ended March 31, 2010 and 2009 and for the quarter ended December 31, 2009, were as follows:

	Quarter Ended March 31,				Year Ended March 31,				Quarter Ended December 31,
(In thousands)	2010	%	2009	%	2010	%	2009	%	2009	%
Vessel revenues:
International	$236,081	91%	304,453	91%	1,048,553	92%	1,209,426	89%	254,586	93%
United States	22,575	9%	29,680	9%	89,609	8%	146,896	11%	19,921	7%
Vessel revenues	258,656	100%	334,133	100%	1,138,162	100%	1,356,322	100%	274,507	100%
Vessel operating costs:
Crew costs	$79,282	31%	82,785	25%	320,229	28%	357,249	26%	79,458	29%
Repair and maintenance	22,941	9%	22,134	7%	104,413	9%	119,672	9%	24,386	9%
Insurance and loss reserves	3,154	1%	847	<1%	12,948	1%	12,817	1%	1,735	1%
Fuel, lube and supplies	15,372	6%	15,133	5%	56,637	5%	65,249	5%	13,210	5%
Vessel operating leases	4,490	2%	1,749	1%	15,054	1%	6,996	1%	4,494	2%
Other	20,655	8%	24,809	7%	95,978	8%	98,893	7%	24,905	9%
Total vessel operating costs	145,894	56%	147,457	44%	605,259	53%	660,876	49%	148,188	54%
Vessel operating margin (A)	$112,762	44%	186,676	56%	532,903	47%	695,446	51%	126,319	46%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the years ended March 31, 2010 and 2009 and for the quarter ended December 31, 2009:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
(In thousands)	2010	2009	2010	2009	2009
Vessel operating margin	$112,762	186,676	532,903	695,446	126,319
Other marine revenues	1,340	7,484	30,472	34,513	11,998
Costs of other marine revenues	(1,240)	(6,191)	(27,387)	(29,282)	(10,565)
Depreciation and amortization	(33,541)	(32,780)	(130,184)	(126,231)	(32,734)
General and administrative	(44,182)	(34,136)	(149,932)	(136,228)	(33,676)
Provision for Venezuelan operations	5,350	---	(43,720)	---	---
Gain on asset dispositions, net	5,115	6,253	28,178	27,251	5,151
Operating income	$45,604	127,306	240,330	465,469	66,493

The company’s operating profit and other components of earnings before income taxes and its related percentage of total revenues for the quarters and the years ended March 31, 2010 and 2009 and for the quarter ended December 31, 2009, were as follows:

	Quarter Ended March 31,				Year Ended March 31,				Quarter Ended December 31,
(In thousands)	2010	%	2009	%	2010	%	2009	%	2009	%
Marine operating profit:
Vessel activity:
International	$56,979	22%	123,558	36%	252,354	22%	437,695	31%	66,893	23%
United States	3,826	1%	5,803	2%	9,196	1%	34,797	3%	1,527	1%
	60,805	23%	129,361	38%	261,550	22%	472,492	34%	68,420	24%
Corporate expenses	(20,200)	(8%)	(9,395)	(3%)	(51,432)	(4%)	(38,622)	(3%)	(8,289)	(3%)
Gain on asset dispositions, net	5,115	2%	6,253	2%	28,178	2%	27,251	2%	5,151	2%
Other marine services	(116)	(<1%)	1,087	<1%	2,034	<1%	4,348	<1%	1,211	<1%
Operating income	45,604	18%	127,306	37%	240,330	21%	465,469	33%	66,493	23%
Foreign exchange gain (loss)	8,771	3%	(1,998)	(1%)	4,094	<1%	2,695	<1%	161	<1%
Equity in net earnings of unconsolidated companies	3,403	1%	4,905	1%	18,107	2%	16,978	1%	3,732	1%
Interest income and other, net	2,234	1%	2,370	1%	6,882	1%	7,066	1%	978	<1%
Interest and other debt costs	(569)	(<1%)	(188)	(<1%)	(1,679)	(<1%)	(693)	(<1%)	(583)	(<1%)
Earnings before income taxes	$59,443	23%	132,395	39%	267,734	23%	491,515	35%	70,781	25%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters and the years ended March 31, 2010 and 2009 and the quarter ended December 31, 2009, were as follows:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
	2010	2009	2010	2009	2009
REVENUES BY VESSEL CLASS (In thousands):
International-based fleet:
Deepwater vessels	$82,284	71,553	306,763	267,219	81,670
Towing-supply/supply	125,088	191,342	616,240	769,296	144,500
Crew/utility	19,528	24,145	87,303	103,850	19,812
Offshore tugs	9,181	15,688	37,680	61,974	8,604
Other	---	1,725	567	7,087	---
Total	$236,081	304,453	1,048,553	1,209,426	254,586
United States-based fleet:
Deepwater vessels	$15,160	12,818	55,725	58,644	12,554
Towing-supply/supply	6,990	13,742	30,778	70,006	6,931
Crew/utility	425	3,120	3,106	18,246	436
Total	$22,575	29,680	89,609	146,896	19,921
Worldwide fleet:
Deepwater vessels	$97,444	84,371	362,488	325,863	94,224
Towing-supply/supply	132,078	205,084	647,018	839,302	151,431
Crew/utility	19,953	27,265	90,409	122,096	20,248
Offshore tugs	9,181	15,688	37,680	61,974	8,604
Other	---	1,725	567	7,087	---
Total	$258,656	334,133	1,138,162	1,356,322	274,507
UTILIZATION:
International-based fleet:
Deepwater vessels	78.5%	82.1	78.6	84.2	78.8
Towing-supply/supply	56.7	74.4	66.6	75.8	63.8
Crew/utility	72.3	71.0	72.4	78.0	70.4
Offshore tugs	56.8	66.8	56.8	61.1	56.0
Other	---	97.7	79.2	64.6	---
Total	62.7%	74.0	68.5	75.6	66.5
United States-based fleet:
Deepwater vessels	92.0%	98.5	86.1	96.9	83.7
Towing-supply/supply	41.8	42.3	37.3	47.5	35.8
Crew/utility	14.2	73.9	23.8	77.7	14.3
Total	46.0%	56.3	43.1	61.0	39.5
Worldwide fleet:
Deepwater vessels	80.2%	84.5	79.6	86.4	79.4
Towing-supply/supply	55.1	70.7	63.3	72.3	60.7
Crew/utility	66.4	71.4	67.7	78.0	65.0
Offshore tugs	56.8	66.8	56.8	61.1	56.0
Other	---	97.7	79.2	64.6	---
Total	61.0%	72.1	65.9	73.9	63.8
AVERAGE VESSEL DAY RATES:
International-based fleet:
Deepwater vessels	$23,924	27,057	24,470	26,364	24,406
Towing-supply/supply	12,259	12,736	12,340	12,368	12,164
Crew/utility	4,856	5,316	4,926	5,147	4,642
Offshore tugs	6,769	8,454	7,062	8,453	6,654
Other	---	9,812	9,679	9,835	---
Total	$12,411	12,559	12,251	12,026	12,247
United States-based fleet:
Deepwater vessels	$25,799	24,094	26,511	24,492	26,683
Towing-supply/supply	7,413	12,397	8,860	12,713	8,417
Crew/utility	4,757	5,357	4,936	5,789	4,749
Total	$13,936	13,352	14,441	13,290	14,375
Worldwide fleet:
Deepwater vessels	$24,198	26,560	24,763	26,006	24,687
Towing-supply/supply	11,849	12,713	12,114	12,396	11,921
Crew/utility	4,853	5,321	4,926	5,233	4,644
Offshore tugs	6,769	8,454	7,062	8,453	6,654
Other	---	9,812	9,679	9,835	---
Total	$12,531	12,626	12,399	12,151	12,380

The average day rates and utilization percentages for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters and the years ended March 31, 2010 and 2009 and for the quarter ended December 31, 2009, were as follows:

	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
	2010	2009	2010	2009	2009
AVERAGE VESSEL DAY RATES:
International-based fleet:
New vessels	$15,441	17,343	15,946	16,965	15,807
Traditional vessels	7,402	9,361	8,120	9,091	7,584
Total International-based fleet	$12,411	12,559	12,251	12,026	12,247
United States-based fleet:
New vessels	$20,689	15,074	20,122	14,526	20,843
Traditional vessels	9,666	11,863	10,633	12,177	10,269
Total U.S.-based fleet	$13,936	13,352	14,441	13,290	14,375
Worldwide fleet:
New vessels	$15,705	17,125	16,165	16,666	16,027
Traditional vessels	7,678	9,550	8,332	9,351	7,815
Total Worldwide Fleet	$12,531	12,626	12,399	12,151	12,380
UTILIZATION:
International-based fleet:
New vessels	85.1%	87.6	86.2	90.3	86.6
Traditional vessels	43.7	67.0	55.7	68.9	51.0
Total International-based fleet	62.7%	74.0	68.5	75.6	66.5
United States-based fleet:
New vessels	57.6%	83.2	56.7	84.4	52.7
Traditional vessels	40.8	44.0	37.1	48.8	34.1
Total U.S.-based fleet	46.0%	56.3	43.1	61.0	39.5
Worldwide fleet:
New vessels	83.1%	87.2	83.9	89.6	84.2
Traditional vessels	43.3	64.5	53.5	66.6	49.0
Total Worldwide Fleet	61.0%	72.1	65.9	73.9	63.8

The company’s actual vessel count at March 31, 2010 and the average number of vessels by class and geographic distribution for the quarters and the years ended March 31, 2010 and 2009 and for the quarter ended December 31, 2009, were as follows:

	Actual Vessel Count at March 31,	Quarter Ended March 31,		Year Ended March 31,		Quarter Ended December 31,
	2010	2010	2009	2010	2009	2009
International-based fleet:
Deepwater vessels	50	49	34	44	33	43
Towing-supply/supply	201	199	226	206	224	206
Crew/utility	61	62	71	67	71	66
Offshore tugs	27	27	31	26	33	25
Other	---	---	2	---	3	---
Total	339	337	364	343	364	340
United States-based fleet:
Deepwater vessels	8	7	6	6	7	6
Towing-supply/supply	23	25	29	26	32	25
Crew/utility	7	7	9	7	11	7
Total	38	39	44	39	50	38
Owned or chartered vessels included in marine revenues (B)	377	376	408	382	414	378
Vessels withdrawn from service	7	7	11	8	15	7
Joint-venture and other	10	10	10	10	13	10
Total	394	393	429	400	442	395

Note (B): Included in total owned or chartered vessels at March 31, 2010 and 2009 and at December 31, 2009, were 83, 61 and 73 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

Tidewater’s vessel commitments by vessel class and type as of March 31, 2010, were as follows:

	International Built			U.S. Built
Vessel class and type	Number of Vessels	Total Cost Commitment	Expended Through 03/31/10	Number of Vessels	Total Cost Commitment	Expended Through 03/31/10
		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	1	$34,278	$26,459	---	---	---
Platform supply vessels	15	$401,920	$141,732	1	$30,504	$8,508
Towing-supply/supply vessels:
Anchor handling towing supply	17	$257,636	$79,618	---	---	---
Platform supply vessels	---	---	---	---	---	---
Crewboats	2	$18,071	$15,622	---	---	---
Totals	35	$711,905	$263,431	1	$30,504	$8,508

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended

Vessel class and type	06/10	09/10	12/10	03/11	06/11	Thereafter

Deepwater vessels:
Anchor handling towing supply	1	---	---	---	---	---
Platform supply vessels	2	1	1	2	1	9
Towing-supply/supply vessels
Anchor handling towing supply	8	1	2	1	2	3
Platform supply vessels	---	---	---	---	---	---
Crewboats	---	1	1	---	---	---
Totals	11	3	4	3	3	12
(In thousands)
Expected quarterly cash outlay	$162,060	66,836	51,991	52,969	47,547	89,067 (C)

Note (C): The $89,067 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $87,815 in the remaining quarters of fiscal 2012 and $1,252 during fiscal 2013.